Exhibit 99.1

Investor Presentation

November 2014

Safe Harbor Statement

Certain statements in this document regarding anticipated financial, legal or other outcomes, including Rayonier’s earnings guidance, if any, business and market conditions, outlook, expected dividend rate, Rayonier’s realigned business strategy, including expected harvest schedules, timberland acquisitions and sales of non-strategic timberlands, the anticipated benefits of Rayonier’s realigned business strategy, and other similar statements relating to Rayonier’s future events, developments or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private

Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,”

“will,” “should,” “expect,” “estimate,” “believe,” “intend,” “project,” “anticipate” and other similar language. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. While management believes that these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements.

The following important factors, among others, could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document: the cyclical and competitive nature of the industries in which we operate; fluctuations in demand for, or supply of, our forest products and real estate offerings; entry of new competitors into our markets; changes in global economic conditions and world events, including political changes in particular regions or countries; fluctuations in demand for our products in Asia, and especially China; the uncertainties of potential impacts of climate-related initiatives; the cost and availability of third party logging and trucking services; the geographic concentration of a significant portion of our timberland; our ability to identify, finance and complete timberland acquisitions; changes in environmental laws and regulations, timber harvesting, delineation of wetlands, and endangered species, that may restrict or adversely impact our ability to conduct our business, or increase the cost of doing so; adverse weather conditions, natural disasters and other catastrophic events such as hurricanes, wind storms and wildfires, which can adversely affect our timberlands and the production, distribution and availability of our products; interest rate and currency movements; our capacity to incur additional debt, and any decision we may make to do so; changes in tariffs, taxes or treaties relating to the import and export of our products or those of our competitors; changes in key management and personnel; our ability to meet all necessary legal requirements to continue to qualify as a real estate investment trust (“REIT”) and changes in tax laws that could adversely affect tax treatment of our specific businesses or reduce the benefits associated with REIT status.

Specifically with respect to our Real Estate business, the following important factors, among others, could cause actual results to differ materially from those expressed in forward-looking statements that may have been made in this document: the cyclical nature of the real estate business generally, including fluctuations in demand for both entitled and unentitled property; a delayed or weak recovery in the housing market; the lengthy, uncertain and costly process associated with the ownership, entitlement and development of real estate, especially in Florida, which also may be affected by changes in law, policy and political factors beyond our control; the potential for legal challenges to entitlements and permits in connection with our properties; unexpected delays in the entry into or closing of real estate transactions; the existence of competing developers and communities in the markets in which we own property; the pace of development and the rate and timing of absorption of existing entitled property in the markets in which we own property; changes in the demographics affecting projected population growth and migration to the Southeastern U.S.; changes in environmental laws and regulations, including laws regarding water withdrawal and management and delineation of wetlands, that may restrict or adversely impact our ability to sell or develop properties; the cost of the development of property generally, including the cost of property taxes, labor and construction materials; the timing of construction and availability of public infrastructure; and the availability of financing for real estate development and mortgage loans.

Additional factors are described in the company’s most recent Form 10-K/A and 10-Q and other reports on file with the Securities and Exchange Commission. Rayonier assumes no obligation to update these statements except as is required by law.

Rayonier: Best-in-Class, Pure-Play Timberland REIT

Leading Pure-Play Timberland REIT

Third-largest timber REIT with 2.6 million acres of high-quality timberland

Advantageous REIT structure

Geographic diversity – U.S. South, Pacific Northwest, New Zealand

Growing

Timberland

Base

~$790 million invested in high-quality timberlands since early 2011 Profitably grow timberland base through disciplined acquisition process Best-in-class genetic selection of seedlings yields long-term volume growth

Attractive Real Estate

Strong Real Estate platform across U.S. South, including Florida and Georgia coastal corridor

Over 39,000 acres with land-use entitlements

Stable base of annual rural land sales

Strong Capital Structure

Conservative leverage Favorable financing facilities

Flexibility to pursue timberland acquisitions

Highly Productive, Geographically Diversified Land Resources

Total Rayonier = 2,583,000 acres(1)

372

92

311 19

92 318 705

159 128

387

Florida/Georgia

Coastal Corridor

Washington – 372,000 acres, access to strong export markets ~200K acres

~ 800,000 acres, sawlog and pulpwood

~ 1.1 million acres, sawlog and pulpwood; Florida & Georgia coastal corridor HBU

311,000 acres, manage and own 65% of joint venture; strong export markets

(1) Acres owned or managed as of September 30, 2014.

Realignment of Strategic Priorities

Manage for Sustainability

Design harvest strategy to achieve long-term, sustainable yield

Achieve optimal balance among biological growth, harvest cash flow and responsible stewardship Adjust short-term harvest levels as appropriate to capitalize on then-current market conditions

Acquire High-Quality Timberlands

Selectively pursue timberland acquisitions that improve portfolio quality and sustainable yield Focus acquisition efforts in core U.S. South and Pacific Northwest regions Maintain disciplined approach to acquisitions; minimize speculation / reliance on land sales

Optimize Portfolio Value

Opportunistically monetize properties where premium valuations can be achieved

Improve average portfolio quality by selectively monetizing lower quality timberland assets Pursue value creation activities on select properties to enhance long-term value potential

Focus on Quality of Earnings

Focus on core harvest operations to provide durable cash flow and support dividends

De-emphasize sale of “non-strategic” timberlands to augment cash flow generation

Emphasize rural residential and rural recreation land sales

Enhance Disclosure

Establish Rayonier as industry leader in transparent disclosure

Provide investors with meaningful information about timberland portfolio characteristics

Act as responsible steward of our investors’ capital and our timberland resources

Rayonier’s goal is to provide an attractive, growing dividend funded from core, recurring cash flows in a tax-efficient REIT structure.

Housing Starts Drive Sawtimber Prices

Housing Starts vs. Sawtimber Stumpage Prices

(starts in 000s / US$ per ton)

2,500 $ 45

$ 40

2,000 $ 35

$ 30

1,500

$ 25

$ 20

1,000

$ 15

500 $ 10

$ 5

- $ 0

01 02 2003 04 05 06 07 08 09 10 2011 12 13

20 20 20 20 20 20 20 20 20 20 20

Housing Starts Sawtimber Prices

Source: Timber Mart-South south-wide average sawtimber prices.

U.S. Census Bureau.

Housing Starts Projections

(starts in 000s)

1,800

1,600 1,400 1,430 1,544

1,400 1,200 1,200 1,239 1,245

1,200 1,005 1,000 987 1,001 1,125

1,000

800

600

400

200

-

2014 2015 2016

Raymond James Freddie Mac FEA NAHB

Source: Raymond James equity research, Freddie Mac, Forest Economic Advisors and National Association of Homebuilders.

A housing recovery is demonstrably underway, which should drive sawtimber prices higher.

Return to Trendline Implies Significant Price Recovery in U.S. South

U.S. South Stumpage Prices (Real) – Timber Mart-South

($ per ton)

$70

$60

$50

$40 $ 41

$30

$ 26

$20

$10 $ 10

$0

80 81 82 83 84 85 86 8 7 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 1 0 11 12 13 14

19 19 19 19 19 19 19 1 9 19 19 19 19 19 19 19 19 19 19 19 19 20 20 20 20 20 20 20 20 20 20 2 0 20 20 20 20

Pine Pulpwood Pine Chip-n-Saw Pine Sawtimber

Trendline (Pine Pulpwood) Trendline (Pine Chip-n-Saw) Trendline (Pine Sawtimber)

Implied Annual Growth Rate to

Current Pricing Trendline Difference from Reach Trendline

(9/30/2014) Pricing Trendline

5 Year 10 Year

Sawtimber $25.11 / Ton $41.00 / Ton(38.8%) + 10.3% + 5.0%

Chip-n-saw $16.85 / Ton $26.00 / Ton(35.2%) + 9.1% + 4.4%

Pulpwood $10.10 / Ton $10.00 / Ton 1.0% 0% 0%

Source: Timber Mart-South south-wide average stumpage prices.

Note: Prices are adjusted for inflation and converted to 2013 dollars based on the Producer Price Index (PPI).

Favorable Supply / Demand Dynamics in Rayonier Markets

Local market supply / demand dynamics determine price

Logs typically travel less than 100 miles

Supply / demand conditions vary widely across the region

Significant sawlog price increases anticipated as recovery in U.S. housing starts progresses

Source: USDA FIA; Rayonier research.

Note: Most current FIA cycle data by state (vintage years vary by state).

Advanced Silviculture Increases Harvest Yields

Site Management

Site Index 68 Site Index 73

Pulpwood = 42% Pulpwood = 30%

Grade* = 58% Grade* = 70%

Southern

Pine

Stand establishment

Fertilization

Competition control

* Sawlogs and Chip-n-saw

Genetics

Industry leader in controlled mass pollination

plantings

Future Southeast plantings will be approximately

70% Loblolly

Percentage of Loblolly Seedlings

from Controlled Mass Pollination

70%

60%

50%

40%

30%

20%

10%

0%

2008-2009 2010-2011 2012-2013 2014-2015

Through advanced silviculture, harvest volumes should increase by ~20% over a full rotation cycle.

Rayonier Continues to Upgrade Timberland Base Through Active Portfolio Management

2014 Acquisitions vs. Dispositions

Total Acres $ per Acre Site Index

(acres)($ per acre)(feet)

46,700 74

$1,996 68

32,700

$1,401

Acquisitions Dispositions Acquisitions Dispositions Acquisitions Dispositions

% Pine Plantation Merch. Stocking Avg. Harvest / Acre / Year (1)

(%)(tons per acre)(tons per acre per year)

72% 45 5.3

60%

29

2.3

Acquisitions Dispositions Acquisitions Dispositions Acquisitions Dispositions

(1) 10-year estimate.

Overview of Real Estate Strategy

Real Estate Strategy

Optimize our portfolio with a disciplined land classification system that manages every acre toward its ultimate highest and best use (HBU)

Development

Lead initiatives to bring to market land with residential and commercial development potential Execute sales, strategic partnerships and projects when the market is ready

Rural

Steady and durable rural residential and recreation sales

Lead proactive land enhancement and product development strategies to market rural residential and recreation properties

Conservation

Collaborate with conservation organizations to identify lands with ecological, historical, or habitat significance 145,000+ acres conserved

Non-Strategic

Monetize non-strategic timberlands at best possible value De-emphasize non-strategic sales to augment cash flow

Significant HBU Potential in FL and GA Coastal Corridor


Savannah
Brunswick
GEORGIA
St. Marys-Kingsland
Fernandina Beach
Jacksonville
FLORIDA
St. Augustine
Palm Coast
Daytona Beach
= Rayonier landholdings

- Timberland ownership base of ~200,000 acres
- Approximately 40 miles of water frontage
- Approximately 250 miles of road and highway frontage
- Land holdings at five interchanges on I-95 and two planned future interchanges
- Residential, commercial, and industrial land use entitlements in hand
- Proximity and connection to international airports and seaports, with multiple sites served by rail
- Value creation efforts focused on highest potential projects across 25 planning nodes spanning coastal corridor ownership

Rayonier

11

Disciplined Approach with Focus on Risk / Reward

Project	Belfast Commerce Centre	St. Johns North	East Nassau Market Street
Location	Bryan Co, GA	St. Johns Co, FL	Nassau Co, FL
Market Characteristics	Port of Savannah's growth driving industrial sector	Strong market driving 50% of new home sales of Jacksonville MSA	Emerging market
Market Segment	Industrial	Residential	Mixed use
Approach	Horizontal development / entitled	Undeveloped / entitled	To be determined
Status	Infrastructure development and marketing underway, 45 acres sold	~2,000 acres under contract	Site planning underway

Rayonier

12

Historical Real Estate Sales Summary

Real Estate Sales Breakdown (2009-2013)

(acres)

Rural

79,537

33%

Non-

Strategic /

Conservation

156,512

66%

Development

2,454

1%

Note: Excludes 2013 sale of 128,000 acres in New York for $57 million.

Average Price per Acre(2009-2013)

($ per acre)

$6,520

$2,125

$1,482

Non-Strategic / Rural Development

Conservation

Rural land sales is the key driver of Rayonier’s real estate business.

Real Estate Sales Overview (excl. Non-Strategic Sales)

Rural / Development Acreage Sold / % of Total

35,906

30,026

2.2% 26,251 25,140

1.8% 20,769

1.6% 17,173 16,346 16,417 16,340 15,427 16,498 17,309 1.5% 16,398

1.2%

1.0% 0.9% 0.9% 0.9% 0.9% 0.9% 0.9% 0.9%

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2004-08 2009-13 2004-13

Average Average Average

Note: Percent of total calculated based on prior year-end U.S. South acreage (i.e., Eastern Forest Resources for 2003-10; Atlantic / Gulf for 2011-13).

Rural / Development Price per Acre / % Premium

$6,755

$4,267

$3,683

$3,242 $3,120

$2,675 $2,858 $2,132 $1,897 $2,398 $2,485 $2,369 $2,256

2004 2005 2006 2007 (1) 2008 2009 2010 2011 2012 2013 2004-08 2009-13 2004-13

% Premium to NCREIF South Value: Average Average Average

139% 144% 239% 353% 92% 35% 24% 63% 62% 45% 174% 45% 115%

Note: Premium calculated based on annual year-end NCREIF South value per acre.

(1) 2007 reflects rural sale of 3,100 acres at $15k per acre.

Excluding non-strategic sales, Rayonier has consistently sold ~1% of its U.S. South acreage annually at attractive premiums to timberland values.

Financial Highlights

($ in millions, except per share data)

Profitability 3Q 2014 2Q 2014 3Q 2013

Sales $150 $163 $159

Operating income 32 38 20

Pro forma operating income (1) 35 38 20

Net income attributable to Rayonier Inc. 33 16 57

Pro forma net income (1) 36 8 14

Diluted Earnings Per Share:

Income from continuing operations 0.25 0.03 0.11

Net income 0.25 0.12 0.44

Pro forma net income (1) 0.27 0.06 0.11

Average diluted shares (millions) 129.8 132.3 130.9

Nine months ended September 30,

Capital Resources & Liquidity 2014 2013

Cash provided by Operating Activities $281 $334

Cash used for Investing Activities(152)(339)

Cash used for Financing Activities(145)(15)

EBITDA (1) 282 509

Adjusted EBITDA (1) 289 513

Pro Forma Adjusted EBITDA (1) 183 144

Cash Available for Distribution (CAD) (1) 120 95

9/30/2014 12/31/2013

Debt 736 1,574

Cash 183 200

Net Debt 553 1,374

Net Debt / Net Capitalization (2) 14% 35%

(1) Non-GAAP measures (see page 24 for definitions and pages 25-29 for reconciliations).

(2) Net capitalization based on equity market capitalization and net debt.

2014 and 2015 Financial Guidance

($ in millions)

2013 Continuing

Operations 2014 Guidance 2015 Guidance

Sales $660 (1) $590—600 ~ $575

Segment Operating Income

Forest Resources $81 ~$80 $80—90

Real Estate 56 (1) 47—50 25—35

Corporate (2)(43) ~(20) ~(20)

Total $94 $107—110 $85—105

Segment Adjusted EBITDA (3)

Forest Resources $180 ~$190 $175—185

Real Estate 83 68—72 45—55

Corporate (2)(44) ~(20) ~(20)

Total $219 $238—242 $200—220

CapEx 63 65—67 75—80

DD&A 115 122—125 105—110

Non-cash cost basis of real estate sold (Real Estate) 10 ~8 ~10

(1) Includes the impact of the 2013 sale of New York timberlands (sales $57 million, operating income $3 million).

(2) Excludes a $16 million gain related to the consolidation of the New Zealand JV. Post-separation, normalized corporate expenses are expected to approximate $20 million.

(3) Non-GAAP measure (see page 24 for definition and pages 25-29 for reconciliations).

Appendix

U.S. Pacific Northwest – Historical Harvest / Inventory

Total Harvest Volume

(MMBF)

252 285 274 Average = 231 MMBF

251 263 254

225 232 224 230

166 164 189

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011(4) 2012 (4) 2013(4)

Total Inventory

(MBF)

1,968 1,799 1,732

1,285 1,189 1,289 1,179 1,379 1,360 1,280 1,195 1,112

921

2001 2002 2003 2004 (1) 2005 2006 (2) 2007 2008 (3) 2009 2010 2011(4) 2012(4) 2013(4)

Acres (000s) 378 375 370 368 371 370 370 413 417 409 389 387 372

Note: Assumes conversion ratio of 8 tons per MBF for 2011 to 2013.

(1) Rayonier excluded 294 MMBF (~0.8 MBF per acre) of timber located in environmentally sensitive areas from its merchantable timber inventory.

(2) Rayonier decreased the age at which it moves timber into its merchantable timber inventory from 41 years to 35 years, which added 338 MMBF of timber to merchantable inventory (~0.9 MBF per acre).

(3) Rayonier acquired 56,300 acres of timberland with total inventory of 319 MMBF (~5.7 MBF per acre).

(4) U.S. Pacific Northwest only; data in Company filings previously included New York from 2011 – 2013.

U.S. Pacific Northwest – Historical Harvest / Inventory per Acre

Harvest Volume per Acre (1)

(BF per acre)

772 712 740 Average = 607 BF / Acre (231 MMBF)

663 669 686

604 593 577 607

474

400 397

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 (6) 2012 (6) 2013 (6)

Inventory per Acre (2)

(MBF per acre)

5.2 4.8 4.7

3.5 3.2 3.5 3.2 3.3 3.3 3.1 3.1 2.9

2.5

2001 2002 2003 2004 (3) 2005 2006 (4) 2007 2008(5) 2009 2010 2011(6) 2012 (6) 2013(6)

Note: Assumes conversion ratio of 8 tons per MBF for 2011 to 2013.

(1) Represents annual harvest volume divided by average of prior year-end and year-end acreage.

(2) Represents year-end inventory divided by year-end acreage.

(3) Rayonier excluded 294 MMBF (~0.8 MBF per acre) of timber located in environmentally sensitive areas from its merchantable timber inventory.

(4) Rayonier decreased the age at which it moves timber into its merchantable timber inventory from 41 years to 35 years, which added 338 MMBF of timber to merchantable inventory (~0.9 MBF per acre).

(5) Rayonier acquired 56,300 acres of timberland with total inventory of 319 MMBF (~5.7 MBF per acre).

(6) U.S. Pacific Northwest only; data in Company filings previously included New York from 2011 – 2013.

U.S. Pacific Northwest – Age Class Profile

(Acres)

49,217

43,633

42,105

30,937

27,004

23,592

17,599 18,033

5,792

3,236

2,560 1,898

0-4 5-9 10-14 15-19 20-24 25-29 30-34 35-39 40-44 45-49 50-54 55+

% of Total 16.4% 18.5% 10.2% 6.6% 11.6% 15.9% 8.9% 6.8% 2.2% 1.0% 0.7% 1.2%

Avg. Acres / Year 8,727 9,843 5,401 3,520 6,187 8,421 4,718 3,607 1,158 512 380 NM

% of Total 3.3% 3.7% 2.0% 1.3% 2.3% 3.2% 1.8% 1.4% 0.4% 0.2% 0.1% NM

Avg. MBF / Acre NA NA NA 2.4 4.8 9.4 14.0 18.1 19.1 23.1 26.9 27.8

Note: Does not reflect approximately 20,000 acres located in restricted or environmentally sensitive areas, which include approximately 285 MMBF that we believe may be lawfully harvested within those areas and that are included in our estimate of merchantable timber inventory as of December 31, 2013.

U.S. South – Historical Harvest / Inventory

Total Harvest Volume

(000s of short green tons)

6,619 Average = 5,223 short green tons

6,074 6,258

5,395 4,881 4,524 4,291 4,832 4,740 4,930 4,741 5,321 5,291

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Total Inventory

(000s of short green tons)

56,428 54,361 54,526 52,161 53,524 60,574 60,477 58,965

42,964 41,931 46,527 46,787 48,012

2001 2002 2003(1) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Acres (000s) 1,682 1,657 1,619 1,668 1,597 1,768 1,792 1,765 1,760 1,684 1,884 1,875 1,893

Note: 2006-07 acreage and inventory includes 75k acres in New York; 2008-10 acreage and inventory includes 129k acres in New York. 2006 harvest volume includes New York; all other harvest volumes exclude New York.

(1) Rayonier decreased the pine merchantable age from 19 years to 16 years.

U.S. South – Historical Harvest / Inventory per Acre

Harvest Volume per Acre (1)

(tons per acre)

3.9 3.8 Average = 3.1 Tons / Acre

3.5 3.1

3.2 2.9 2.8 2.6 3.0 2.8 2.8 2.8 2.8

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Inventory per Acre (2)

(tons per acre)

30.1 31.9 30.3 30.9 31.8 32.2 32.3 31.1

25.5 25.3 28.7 28.0 29.6

2001 2002 2003 (3) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Note: 2006-07 acreage and inventory includes 75k acres in New York; 2008-10 acreage and inventory includes 129k acres in New York. 2006 harvest volume includes New York; all other harvest volumes exclude New York.

(1) Represents annual harvest volume divided by average of prior year-end and year-end acreage.

(2) Represents year-end inventory divided by year-end acreage.

(3) Rayonier decreased the pine merchantable age from 19 years to 16 years.

U.S. South – Age Class Profile

267,174

(Acres)

243,608 246,179

221,538

131,624

94,235

0-4 5-9 10-14 15-19 20-24 25+

% of Total 18.4% 20.2% 22.2% 20.4% 10.9% 7.8%

Avg. Acres / Year 44,308 48,722 53,435 49,236 26,325 NM

% of Total 3.7% 4.0% 4.4% 4.1% 2.2% NM

Note: Totals in chart represent net plantation acres; excludes ~60k gross non-timbered acres (i.e., roads, rights of way, etc.) and ~640k acres of hardwoods and natural stands.

Definitions of Non-GAAP Measures

EBITDA is defined as earnings before interest, taxes, depreciation, depletion and amortization. EBITDA is a non-GAAP measure used by our Chief Operating Decision Maker, existing shareholders and potential shareholders to measure how the Company is performing relative to the assets under management.

Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, depletion, amortization, and the non-cash cost basis of real estate sold. Adjusted EBITDA is a non-GAAP measure used by our Chief

Operating Decision Maker, existing shareholders and potential shareholders to measure how the Company is performing relative to the assets under management.

Pro Forma Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, depletion, amortization and non-cash cost basis of real estate sold excluding discontinued operations and separation costs related to the Performance Fibers spin-off. Pro forma Adjusted EBITDA is a non-GAAP measure used by our Chief Operating Decision Maker, existing shareholders and potential shareholders to measure how the

Company is performing relating to the assets under management.

Cash Available for Distribution (CAD) is defined as cash provided by operating activities adjusted for capital spending, strategic divestitures, the change in committed cash, and other items which include cash provided by discontinued operations, excess tax benefits on stock-based compensation and the change in capital expenditures purchased on account. CAD is a non-GAAP measure of cash generated during a period that is available for dividend distribution, repurchase of the Company’s common shares, debt reduction and strategic acquisitions. CAD is not necessarily indicative of the CAD that may be generated in future periods.

Pro Forma Net Income is defined as net income attributable to Rayonier Inc. adjusted for separation costs related to the Performance Fibers spin-off, discontinued operations and the cumulative adjustment for out-of-period error in depletion expense.

Pro Forma Operating Income is defined as operating income adjusted for the gain related to consolidation of New Zealand joint venture and the cumulative adjustment for out-of-period error in depletion expense.

Pro Forma EBITDA by Segment (Three months ended)

($ in millions)

Three Months Ended	Forest Resources	Real Estate	Other Operations	Corporate and Other	Total
September 30, 2014					
Operating Income	$19	$16	$3	($6)	$32
Depreciation, depletion & amortization	30	4	–	–	34
EBITDA	$49	$20	$3	($6)	$66
Non-cash cost basis of real estate sold	–	3	–	–	3
Adjusted EBITDA	$49	$23	$3	($6)	$69
June 30, 2014					
Operating Income	$20	$28	–	($10)	$38
Depreciation, depletion & amortization	24	6	–	–	30
Costs related to spin-off of Performance Fibers Business	–	–	–	(4)	(4)
Discontinued Operations [(1)]	–	–	–	41	41
EBITDA	$44	$34	–	$27	$105
Non-cash cost basis of real estate sold	–	2	–	–	2
Adjusted EBITDA	$44	$36	–	$27	$107
Costs related to spin-off of Performance Fibers Business	–	–	–	4	4
Discontinued Operations [(1)]	–	–	–	(41)	(41)
Pro Forma EBITDA	$44	$36	–	($10)	$70
September 30, 2013					
Operating Income	$23	$8	–	($11)	$20
Depreciation, depletion & amortization	28	2	–	1	31
Discontinued Operations [(1)]	–	–	–	86	86
EBITDA	$51	$10	–	$76	$137
Non-cash cost basis of real estate sold	–	2	–	–	2
Adjusted EBITDA	$51	$12	–	$76	$139
Discontinued Operations [(1)]	–	–	–	(86)	(86)
Pro Forma EBITDA	$51	$12	–	($10)	$53

(1) Includes income, interest and depreciation and amortization from discontinued operations.

Rayonier

25

Pro Forma EBITDA by Segment (Nine months ended)

($ in millions)

Forest Real Other Corporate

Nine Months Ended Resources Estate Operations and Other Total

September 30, 2014

Operating Income $65 $ 45 $ 2($28) $84

Depreciation, depletion & amortization 80 11 – 1 92

Costs related to the spin-off of the Performance Fibers business – – –(4)(4)

Discontinued Operations (1) – – – 110 110

EBITDA $145 $ 56 $ 2 $79 $282

Non-cash cost basis of real estate sold – 7 – – 7

Adjusted EBITDA $145 $ 63 $ 2 $79 $289

Costs related to the spin-off of the Performance Fibers business – – – 4 4

Discontinued Operations (1) – – –(110)(110)

Pro Forma EBITDA $145 $ 63 $ 2($27) $183

September 30, 2013

Operating Income $57 $ 30 $ 1($14) $74

Depreciation, depletion & amortization 72 9 – 1 82

Discontinued Operations (1) – – – 353 353

EBITDA $129 $ 39 $ 1 $340 $509

Non-cash cost basis of real estate sold – 4 – – 4

Adjusted EBITDA $129 $ 43 $ 1 $340 $513

Gain related to consolidation of New Zealand JV – – –(16)(16)

Discontinued Operations (1) – – –(353)(353)

Pro Forma EBITDA $129 $ 43 $ 1($29) $144

(1) Includes income, interest and depreciation and amortization from discontinued operations.

Reconciliation of Reported to Pro Forma Earnings

($ in millions, except per share amounts)

September 30, 2014 June 30, 2014 September 30, 2013

Three Months Ended $ EPS $ EPS $ EPS

Operating Income $ 32 $38 $20

Cumulative adjustment for out-of-period error in depletion expense 3 – –

Pro Forma Operating Income $ 35 $38 $20

Net Income attributable to Rayonier Inc. $ 33 $ 0.25 $16 $0.12 $57 $0.44

Cumulative adjustment for out-of-period error in depletion expense 3 0.02 – – – –

Costs related to spin-off of Performance Fibers business – – 4 0.03 – –

Discontinued Operations, net – –(12)(0.09)(43)(0.33)

Pro Forma Net Income $ 36 $ 0.27 $8 $0.06 $14 $0.11

September 30, 2014 September 30, 2013

Nine Month Ended $ EPS $ EPS

Operating Income $84 $74

Cumulative adjustment for out-of-period error in depletion expense 3 –

Gain related to consolidation of New Zealand JV –(16)

Pro Forma Operating Income $87 $58

Net Income attributable to Rayonier Inc. $90 $0.69 $292 $2.23

Cumulative adjustment for out-of-period error in depletion expense 3 0.02 – –

Gain related to consolidation of New Zealand JV – –(16)(0.12)

Costs related to spin-off of Performance Fibers business 4 0.03 – –

Discontinued Operations, net(43)(0.33)(220)(1.68)

Pro Forma Net Income $54 $0.41 $56 $0.43

Reconciliation of Adjusted EBITDA

Pro Forma Adjusted EBITDA

($ in millions)

Forest Real Other Corporate

Twelve Months Ended Resources Estate Operations and Other Total

December 31, 2013

Operating Income $81 $ 56 $ 2($31) $108

Depreciation, depletion & amortization 99 17 – 1 117

Discontinued Operations (1) – – – 453 453

EBITDA $180 $ 73 $ 2 $423 $678

Non-cash cost basis of real estate sold – 10 – – 10

Adjusted EBITDA $180 $ 83 $ 2 $423 $688

Gain related to consolidation of New Zealand JV – – –(16)(16)

Discontinued Operations (1) – – –(453)(453)

Pro forma Adjusted EBITDA $180 $ 83 $ 2($46) $219

(1) Includes income, interest and depreciation from discontinued operations

2015 Guidance—Adjusted EBITDA

($ in millions)

Full Year 2015

Net Income ~ $65—75

Interest, net ~ 30

Income tax benefit ~ (5—10)

Depreciation, depletion, and amortization ~ 105—110

EBITDA ~ $190—210

Non-cash cost basis of real estate sold ~ 10

Adjusted EBITDA ~ $200—220

Cash Available for Distribution

($ in millions, except per share data)

Nine Months Ended September 30,

2014 2013

Cash provided by operating activities $281 $334

Capital expenditures (1)(106)(122)

Change in committed cash 5 1

Excess tax benefit on stock-based comp. – 8

Other 4 1

Discontinued operations(64)(127)

Cash Available for Distribution $120 $95

(1) Capital expenditures exclude strategic capital.